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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                            -------------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -------------------------

                        DATE OF REPORT: November 2, 1999
                        (Date of earliest event reported)


                           PHOTOGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                          0-23553                 36-4010347
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation or                                      Identification No.)
      organization)

        7327 OAK RIDGE HIGHWAY, SUITE B
        KNOXVILLE, TENNESSEE                                         37931
        (Address of principal executive offices)                     (Zip Code)

                                 (423) 769-4011
               (Registrant's telephone number including area code)


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ITEM 5.       OTHER EVENTS.

              Photogen Technologies, Inc. (the "Company") issued a press release announcing that the Company had formed a joint venture with Elan. The Press Release, dated November 2, 1999, is attached as Exhibit 99 hereto.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (c)    The following exhibit is filed with this report:

99 Press release of the Company, dated November 2, 1999, announcing that the Company had formed a joint venture with Elan.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Photogen Technologies, Inc.



                                                By:  /s/ John Smolik
                                                   -----------------------------
                                                   John Smolik, President
Date:     November 2, 1999


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                                  EXHIBIT INDEX

Exhibit       Description
No.

99 Press release of the Company, dated November 2, 1999, announcing that the Company had formed a joint venture with Elan.